UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001682860
Wells Fargo Commercial Mortgage Trust 2016-LC24
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

New York	333-206677-08	38-4006913 38-4006914 38-7145175
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Pursuant to a Current Report on Form 8-K, filed by the registrant on February 2, 2022 (SEC Accession No. 0001888524-22-001279) (the “Prior 8-K Report”), pursuant to Section 7.01(d) of the pooling and servicing agreement, dated as of September 1, 2016 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, A Division of PNC Bank, National Association (“Midland”), as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, acting as an agent for Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, relating to the issuing entity known as Wells Fargo Commercial Mortgage Trust 2016-LC24 (the “Issuing Entity”), effective as of February 2, 2022, Midland was removed as general special servicer and LNR Partners, LLC (“LNR Partners”), a Florida limited liability company, was appointed as the successor general special servicer (except with respect to any Non-Serviced Mortgage Loan, any NCB Mortgage Loans, the Holiday Inn Express Austin North Mortgage Loan and the Hilton Garden Inn Bothell Mortgage Loan).

As stated in the Prior 8-K Report, the appointment of LNR Partners as successor general special servicer with respect to the Holiday Inn Express Austin North Mortgage Loan and the Hilton Garden Inn Bothell Mortgage Loan was to become effective upon on the earliest of (a) May 2, 2022, (b) the date on which the applicable loan becomes a Corrected Loan and (c) the date on which the applicable borrower re-defaults or another workout strategy is pursued prior to the applicable loan becoming a Corrected Loan.

This Current Report on Form 8-K is being filed to record that, effective as of May 2, 2022, LNR Partners became general special servicer with respect to the Holiday Inn Express Austin North Mortgage Loan and the Hilton Garden Inn Bothell Mortgage Loan.  LNR Partners will be responsible for the servicing and administration of the Holiday Inn Express Austin North Mortgage Loan and the Hilton Garden Inn Bothell Mortgage Loan pursuant to the Pooling and Servicing Agreement, a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K/A filed by the Issuing Entity with the Securities and Exchange Commission on January 23, 2017.  The principal executive offices of LNR Partners are located at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the Pooling and Servicing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony Sfarra
Anthony Sfarra, President

Date:  May 19, 2022